UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2020

WEYLAND TECH INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51815 (Commission File Number)	46-5057897 (I.R.S. Employer Identification No.)

85 Broad Street, 16-079
New York, NY 10004

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (808) 829-1057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 25, 2020, Weyland Tech, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), filed a certificate of amendment (the "Certificate of Amendment") to the Company’s Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware, to effect a reverse stock split of our common stock, $0.0001 par value per share ("Common Stock"), at a rate of 1-for-13 (the "Reverse Stock Split").

As previously reported, on September 26, 2019, the Company’s board of directors (the "Board") had authorized the Company to effect a reverse stock split at a ratio of not less than 1-for-5 and not more than 1-for-20, the exact ratio to be determined by the Board in its sole discretion based upon the market price of our Common Stock on the date of such determination, and with such reverse stock split to be effective at such time and date, if at all, as determined by the Board in its sole discretion, it being understood that the sole purpose of such reverse stock split was to attempt to obtain a listing on the Nasdaq Capital Market.  As also previously reported, at a special meeting of our stockholders held on November 15, 2019, the Company’s stockholders approved a proposal to give the Board discretion to effect the reverse stock split at a ratio of not less than 1-for-5 and not more than 1-for-20.  On February 13, 2020, the Board (a) determined that, based upon the market price of our Common Stock, and with the intention to move forward with its listing on the Nasdaq Capital Market, it would be appropriate for the reverse split to be at a ratio of 1-for-13, and (b) authorized the Company to file the Certificate of Amendment to implement the Reverse Stock Split, to be effective upon filing with the Secretary of State of the State of Delaware.

On February 25, 2020, upon the filing of the Certificate of Amendment, and the resulting effectiveness of the Reverse Stock Split, every 13 outstanding shares of our Common Stock were, without any further action by us, or any holder thereof, combined into and automatically became 1 share of our Common Stock.  No fractional shares were issued as a result of the Reverse Stock Split.  In lieu thereof, fractional shares were cancelled, and stockholders received a cash payment in an amount equal to the fair market value of such fractional shares on the effective date.  All shares of Common Stock eliminated as a result of the Reverse Stock Split have been returned to our authorized and unissued capital stock, and our capital has been reduced by an amount equal to the par value of the shares of Common Stock so retired.

Prior to the filing of the Certificate of Amendment, we had an authorized capital of 250,000,000 shares of Common Stock, out of which 154,890,210 shares were issued and outstanding.  As a result of the filing of the Certificate of Amendment, and resulting effectiveness of the Reverse Stock Split, the 154,890,210 shares of Common Stock issued and outstanding became 11,914,367 shares of Common Stock, and 142,975,843 shares of Common Stock were cancelled.  The Reverse Stock Split did not change our current authorized number of shares of Common Stock or its par value.

Except for de minimus adjustments that resulted from the treatment of fractional shares, the Reverse Stock Split did not have any dilutive effect on our stockholders since each stockholder holds the same percentage of our Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

As a result of the Reverse Stock Split, the number of shares of the Company’s Common Stock that may be purchased upon exercise of outstanding warrants, options, or other securities convertible into, or exercisable or exchangeable for, shares of our Common Stock, and the exercise or conversion prices for these securities, have also be ratably adjusted in accordance with their terms.

The Certificate of Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On February 26, 2020, the Company issued a press release announcing the effectiveness of the Reverse Stock Split.  The text of the release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (“Report’), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act” ), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This Report and the Company’s press release issued on February 26, 2020, contain “forward-looking statements” within the meaning of the Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can often be identified by the use of words such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan,” “propose,” “projected,” “seek,” or “anticipate,” although not all forward-looking statements contain these or other identifying words. Forward-looking statements are based on expectations, estimates and projections at the time the statements are made and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from expected results. Actual results could differ from those projected in any forward-looking statements due to numerous factors, such as the inherent uncertainties associated with new business opportunities and development stage companies. Although the Company believes that any beliefs, plans, expectations and intentions contained in this Report and the press release are reasonable, there can be no assurance that they will prove to be accurate. Investors should refer to the risk factors disclosures outlined in the Company’s annual report on Form 10-K for the most recent fiscal year, quarterly reports on Form 10-Q, and other periodic reports filed from time-to-time with the U.S. Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements.

Item 8.01   Other Events.

On February 26, 2020, the Financial Industry Regulatory Authority notified us that the Reverse Stock Split would take effect in the over-the-counter market at the start of business on February 27, 2020. At the open of trading on February 27, 2020, our trading symbol changed from "WEYL" to "WEYLD." The "D" will be removed 20 business days after the split becomes effective in the market.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company, filed February 25, 2020
99.1	Press Release issued by the Company, dated February 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2020	WEYLAND TECH, INC.

	By:	/s/ Brent Y. Suen
	Name:	Brent Y. Suen
	Title:	Chief Executive Officer

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